[CIK]     0000914670
[NAME]

              FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

   	This First Amendment to Asset Purchase Agreement (this "Agreement") is entered into effective as of August 27, 1997 by and between Dove
Development Corporation, a Texas corporation ("Dove"), Consolidated
Financial Resources, Inc., a Texas corporation ("CFR"), Consolidated
Financial Resources/Crystal City, Inc., a Texas corporation ("CFRCCI") and Correctional Services Corporation, a Delaware corporation ("CSC").

                         	W I T N E S S E T H

   	WHEREAS, Dove, CFR, CFRCCI and CSC entered into that certain Asset Purchase Agreement dated August 27, 1997 (the "Agreement"); and

   	WHEREAS, such parties desire to amend the Agreement as set forth herein.

    	NOW THEREFORE, for and in consideration of a good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree that the Agreement is amended as follows (with all capitalized terms not defined herein having the meaning given such terms in the Agreement):

		1.	Dove has lost the certificate of title to one of the
Acquired Assets; a 1989 Ford I-150 Utility Van, VIN #HB89220. Dove agrees to obtain a replacement certificate of title and to deliver same to CSC as soon as reasonably possible.

		2.	Dove has delivered to CSC a Survey of only a portion of the
Real Property.  Dove agrees to deliver to CSC a Survey of the remainder of the Real Property (the southeast quarter and northeast quarter of Block 67,
City of Pearsall) in accordance with the Agreement as soon as reasonably possible.

		3.	The Purchase Price is reduced from $217,000.00 to
$167,000.00. The Schedule 2.3(c) attached hereto is hereby substituted in its entirety for the Schedule 2.3(c) attached to the Agreement.

		Except as specifically or by necessary implication amended hereby, the Agreement shall continue in full force and effect according to its original terms and conditions. This Amendment may be signed in multiple counterparts, which together shall form an original document. Facsimile transmissions of signatures to this Amendment shall be as effective as original signatures.

		IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

						DOVE DEVELOPMENT CORPORATION
						By:      /s/ David Thomas Shirey, Jr.
						Name:    David Thomas Shirey, Jr.
						Title:   President

						CONSOLIDATED FINANCIAL RESOURCES, INC.
						By:      /s/ David Thomas Shirey, Jr.
						Name:    David Thomas Shirey, Jr.
						Title:   President

						CONSOLIDATED FINANCIAL RESOURCES, INC.
						/CRYSTAL CITY, INC.
						By:      /s/ David Thomas Shirey, Jr.
						Name:    David Thomas Shirey, Jr.
						Title:   President

						CORRECTIONAL SERVICES CORPORATION
						By:     /s/ James F. Slattery
						Name:   James F. Slattery
						Title:  President